SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 22:	SUBSEQUENT EVENTS

a.	Regarding the termination of the ADR facility, reverse split and change in par value of the Company’s Ordinary Shares executed on February 14, 2025, refer to Note 1 a.

b.
In January 2025, the Compensation Committee and the Board of Directors approved a special 2025 and 2026 cash retention bonus of up to USD 2.2 million per year for the Company’s executive leadership team (ELT) members.

c.
On March 4, 2025, the board of directors authorized an additional share repurchase program authorizing the repurchase of up to USD 50.0 million of Shares. Subject to the lack of objections by material creditors in compliance with applicable Israeli law, the new repurchase plan will commence upon completion of the ongoing existing repurchase plan.